TONIX PHARMACEUTICALS HOLDING CORP. 8-K

Exhibit 99.01

© 2023 Tonix Pharmaceuticals Holding Corp. INVESTOR PRESENTATION NASDAQ: TNXP Version P0456 June 26, 2023 (Doc 1249 )

2 © 2023 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2023, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 © 2023 Tonix Pharmaceuticals Holding Corp. Investment Highlights DIVERSE PIPELINE Tonix’s c ore focus is on central nervous system disorders , but we also target unmet needs across multiple therapeutic areas including immunology, infectious disease and rare disease. STRATEGIC PARTNERSHIPS Partnering strategically with other biotech companies , world - class academic and non - profit research organizations to bring innovative therapeutics to market faster. IN - HOUSE CAPABILITIES Investment in domestic , in - house, R&D and manufacturing to accelerate development timelines and improve the ability to respond to pandemics. FINANCIAL POSITION Tonix had approximately $72 M in cash and cash equivalents as of 3/31/23. Tonix has no debt .

4 © 2023 Tonix Pharmaceuticals Holding Corp. Pipeline: Key Clinical Programs Status/Next Milestone Indication Candidates* Mid - Phase 3 - >50% enrolled Phase 2 enrollment complete Fibromyalgia (FM) Long COVID (PASC 2 ) TNX - 102 SL 1 Mid - Phase 2, Targeted 3Q 2023 Start Cocaine Intoxication - FDA Breakthrough Designation TNX - 1300 3 Phase 2 - enrolling 5 Prevention of Chronic Migraine TNX - 1900 4 Phase 2 - enrolling 6 Depression TNX - 601 ER Phase 2 ready Prader - Willi Syndrome - FDA Orphan Drug Designation TNX - 2900 7 Phase 1, Targeted 3Q 2023 Start Organ Transplant Rejection/ Autoimmune Conditions TNX - 1500 8 Phase 1, Targeted 1Q 2024 Start Smallpox and mpox vaccine TNX - 801 9 *All of Tonix’s product candidates are investigational new drugs or biologics and none has been approved for any indication. 1 TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) also has active INDs for Agitation in Alzheimer’s Disease (AAD), Alcohol Use Disorder (AUD), and Posttraumatic Stress Disorder (PTSD). All indications are Phase 2 ready. 2 Post - Acute Sequelae of COVID - 19. 3 TNX - 1300 (double - mutant cocaine esterase) is licensed from Columbia University . 4 Acquired from Trigemina ; license agreement with Stanford University; Planned investigator - initiated Binge Eating Disorder (BED) study is expected start 2Q 2023. 5 A Phase 2 trial under an investigator - initiated IND has been completed in the U.S. using TNX - 1900 6 Phase 1 trial for formulation development was completed outside of the U.S.; Other potential indications include PTSD and neu roc ognitive d ysfunction from steroids 7 Co - exclusive license agreement with French National Institute of Health and Medical Research ( Inserm ) 8 anti - CD40L humanized monoclonal antibody – IND cleared 9 Live attenuated vaccine based on horsepox virus

5 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Five Late - Stage CNS Programs to be in the Clinic by 2023 1 Three studies Enrolling Now Active Studies • In Phase 3: ‒ TNX - 102 SL for fibromyalgia (>50% enrolled) Potential Pivotal Study • In Phase 2: ‒ TNX - 102 SL for fibromyalgia - type Long COVID (enrollment complete) ‒ TNX - 1900 for migraine headache (new mechanism for US patients) ‒ TNX - 601 ER for major depressive disorder (new mechanism for US patients) Potential Pivotal Study Entering Phase 2 • In 3Q 2023: ‒ TNX - 1300 for cocaine intoxication (FDA Breakthrough Therapy Designation) Potential Pivotal Study 1 Not approved for any indication

© 2023 Tonix Pharmaceuticals Holding Corp. ACQUISITION OF MARKETED MIGRAINE PRODUCTS

7 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Agreement to Acquire Two Marketed Proprietary Migraine Drugs from Upsher - Smith Laboratories Zembrace ® SymTouch ® (sumatriptan injection) 3 mg 1 Tosymra ® (sumatriptan nasal spray) 10 mg 2 ‒ Each indicated for the treatment of acute migraine with or without aura in adults ‒ Sumatriptan remains the acute migraine ‘gold standard’ treatment for many patients and continues to represent the largest segment of the market in terms of unit sales 3 ‒ Each may provide migraine pain relief in as few as 10 minutes for some patients 1,2,4,5 ‒ Each bypasses GI tract – provides c onvenient administration ‒ Patents to 2036 ( Zembrace ) and 2031 ( Tosymra ) Combined US retail sales ~$23 M ( Zembrace ~$19.6 M and Tosymra ~$3.5 M) 6 ‒ Projecting net sales approximately ~50% of gross sales Managed care contracts covering ~200 M lives ‒ Deal includes a transition period during which Tonix expects to secure its own contracts 1 Zembrace SymTouch [package insert] . Maple Grove, MN : Upsher - Smith Laboratories, LLC : February 2021 - For more information, talk to your provider and read the Patient Information and Instructions for Use . – Important Safety Information is provided in the appendix 2 Tosymra [package insert]. Maple Grove, MN: Upsher - Smith Laboratories, LLC: Feb 2021 . For more information, talk to your provider and read the Patient Information and Instructions for Use. – Important Safety Information is provided in the appendix 3 Upsher - Smith Laboratories, LLC; Data On File, 2023 4 Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatri pta n Research Group. Arch Neurol. 1992;49(12):1271 - 1276. 5 Wendt J, et al. A randomized, double - blind, placebo - controlled trial of the efficacy and tolerability of a 4 - mg dose of subcutan eous sumatriptan for the treatment of acute migraine attacks in adults. Clinical Therapeutics. 2006;28(4):517 - 526. 6 IQVIA, 2022 sales from the National Sales Perspectives (NSP) audit within the SMART database estimates Zembrace sales of ~$19.6 M and Tosymra sales of ~$3.5 M Zembrace , SymTouch and Tosymra are registered trademarks of Upsher - Smith Laboratories, LLC. Intravail is a registered trademark of Aegis Therapeutics, LLC, a wholly owned subsidiary of Neurelis , Inc.

8 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Agreement with Upsher - Smith Laboratories • Terms ‒ Tonix Medicines has agreed to make an upfront payment of $12 million in cash to Upsher - Smith at closing and an additional $3 million in March 2024, or upon earlier conclusion of the transition services period. ‒ In addition, Tonix Medicines has agreed to pay approximately $10 million in cash to Upsher - Smith at closing to acquire certain product - related inventories. ‒ To support the transition of the products, Upsher - Smith has agreed to provide certain commercial operations, regulatory and other transition services to Tonix Medicines for up to nine months after closing, in exchange for agreed upon service fees. ‒ The assets to be acquired include New Drug Applications issued by the U.S. Food & Drug Administration for the products, as well as patents and trademarks related to the products in the United States and in certain countries outside the United States. Timing ‒ The Asset Purchase Agreement was signed on June 23, 2023 ‒ The closing is expected to take place on June 30, 2023

9 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Jim Hunter – President of Tonix Medicines Validus Pharmaceuticals (2007 - 2018) ‒ CEO (12 years) ‒ Co - founded with Tonix CEO Seth Lederman ‒ Company started with acquisition of Marplan ® ( isocarboxazid ) ‒ Subsequently acquired products from Shire, Roche, Novartis and Sanofi ‒ Established profitable, fully functional Pharma company Novartis Pharmaceuticals (1997 - 2001) ‒ Executive Director – Neuroscience Sales ‒ Launched and supported products in Schizophrenia, Epilepsy, Migraine (DHE - 45), Parkinson's and Alzheimer's Ciba Geigy Pharmaceuticals (1984 - 1997) ‒ Various positions in Finance, Marketing, Sales ‒ Executive Director – Northeast Business Unit ▪ Responsible for GP and Hospital sales force, managed care Areas of responsibility and expertise include: ‒ Financial analysis ‒ Business development ‒ Marketing strategy ‒ Sales force management ‒ Supply chain management ‒ Regulatory and quality operations ‒ Distribution ‒ Contracting: Government programs and managed care ‒ P&L responsibility

10 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Zembrace ® SymTouch ® (sumatriptan injection) 3 mg Indication ‒ Indicated for the treatment of acute migraine with or without aura in adults Design ‒ O nly branded sumatriptan autoinjector professionally promoted in the United States ‒ Designed for ease of use and favorable tolerability with a low 3 mg dose 1 - 4 Patents ‒ Patents to 2036 Clinical evidence ‒ D emonstrated onset of migraine pain relief in as few as 10 minutes (17% of patients vs. 5% for placebo) 2 ‒ Demonstrated migraine pain freedom for 46% of patients (vs 27% for placebo) at 2 hours ) in a single - attack, double - blind study (N=230) 3 1 Zembrace SymTouch [package insert] . Maple Grove, MN : Upsher - Smith Laboratories, LLC : February 2021 . 2 Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatri pta n Research Group. Arch Neurol. 1992;49(12):1271 - 1276. 3 Landy, S. et al. Efficacy and safety of DFN - 11 (sumatriptan injection, 3 mg) in adults with episodic migraine: a multicenter, ra ndomized, double - blind, placebo - controlled study. J Headache Pain. 19, 69 (2018). 4 Brand - Schieber E, Munjal S, Kumar R, et al. Human factors validation study of 3 mg sumatriptan autoinjector, for migraine patien ts. Med Devices ( Auckl ). 2016;9:131 - 137.

11 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Tosymra ® (sumatriptan nasal spray) 10 mg Indication ‒ Indicated for the treatment of acute migraine with or without aura in adults Design ‒ Novel intranasal sumatriptan product formulated with a permeation enhancer ( Intravail ® technology ) that provides rapid and efficient absorption of sumatriptan 1,2 ‒ Pharmacokinetically equivalent to 4 mg subcutaneous ( s.c. ) sumatriptan 1 Patents ‒ Patents to 2031 Clinical evidence ‒ Tosymra ® delivers migraine pain relief in as little as 10 minutes with just one spray for some patients (13% vs. 5% for placebo) 1 - 3 1 Tosymra [package insert]. Maple Grove, MN: Upsher - Smith Laboratories, LLC: 2019. 2 Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatri pta n Research Group. Arch Neurol. 1992;49(12):1271 - 1276. 3 Wendt J, et al. A randomized, double - blind, placebo - controlled trial of the efficacy and tolerability of a 4 - mg dose of subcutan eous sumatriptan for the treatment of acute migraine attacks in adults. Clinical Therapeutics. 2006;28(4):517 - 526. Intravail is a trademark of Aegis, a subsidiary of Neurelis

12 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Value to Tonix of Marketed Proprietary Migraine Drugs Prepare for the launch of TNX - 102 SL for fibromyalgia ‒ Commercial capabilities prior to expected launch of TNX - 102 SL may speed market uptake ‒ Potential to facilitate launch of TNX - 1900 for prevention of chronic migraine once approved ▪ Overlap of prescribers and patients between acute migraine and chronic migraine indications Grow commercial CNS sales capability ‒ Improve sales and margins of these migraine products ▪ Targeting sampling to potential users ▪ Decreasing certain costs ‒ Explore specialty pharmacy channel Build a specialty pharma business ‒ Further product acquisitions ‒ Several companies have bought or built commercial capabilities prior to the launch of their internally - developed products

13 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Potential for Zembrace and Tosymra in Evolving Migraine Market Documented efficacy of Zembrace 1,2 and Tosymra 3 - 5 as abortive treatments for acute migraine ‒ M igraine pain relief possible in as few as 10 minutes for some patients and convenient administration ‒ Potential to address the unmet needs of patients using traditional or emerging oral acute migraine medications, particularly for rapid - onset treatment Zembrace and Tosymra have potential as first - line or rescue medications ‒ Depending on patient need, prescribers may utilize to treat acute migraine either first - line or in the rescue position in a comprehensive migraine toolbox ‒ Fast onset of action, high pain - relief rates ‒ For certain patients who present to ERs, Zembrace and Tosymra also provide ER staff a straightforward treatment option 1 Zembrace SymTouch [package insert] . Maple Grove, MN : Upsher - Smith Laboratories, LLC : 2019 . 2 Landy, S. et al. Efficacy and safety of DFN - 11 (sumatriptan injection, 3 mg) in adults with episodic migraine: a multicenter, ra ndomized, double - blind, placebo - controlled study. J Headache Pain. 19, 69 (2018). 3 Tosymra [package insert]. Maple Grove, MN: Upsher - Smith Laboratories, LLC: Feb 2021. 4 Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatri pta n Research Group. Arch Neurol. 1992;49(12):1271 - 1276. 5 Wendt J, et al. A randomized, double - blind, placebo - controlled trial of the efficacy and tolerability of a 4 - mg dose of subcutan eous sumatriptan for the treatment of acute migraine attacks in adults. Clinical Therapeutics. 2006;28(4):517 - 526. Intravail is a registered trademark of Aegis Therapeutics, LLC, a wholly owned subsidiary of Neurelis , Inc.

14 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Administration of Zembrace and Tosymra Bypass the GI Tract Bypassing the gastrointestinal (GI) tract is a potential advantage for treating acute migraine ‒ P otential to provide a treatment option for migraines complicated by severe nausea and vomiting Need for acute non - oral treatments ‒ GI absorption may be inconsistent in migraineurs due to gastric stasis (also called “gastroparesis”) 1 - 4 ‒ Nausea and vomiting are symptoms of migraine 5 1 Arca KN, et al. 2022. Curr Neurol Neurosci Rep . 22(12):813 - 821 2 Tfelt - Hansen PC. 2017. Cephalalgia . 37(9):892 - 901 3 Parkman HP. 2013. Headache . 53 Suppl 1:4 - 10. 4 Aurora SK, et al. 2013. Cephalalgia . 33(6):408 - 15 5 Pierce M. 2013. Headache . 53 Suppl 1:17 - 20.

15 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Targeted Promotion Health care providers who prescribe injections/intranasal drugs ‒ Potential early adopters ER physicians ‒ Migraine patients are common in ERs Nurse Practitioners (NPs) and Physician Assistants (PAs) ‒ Increasingly, NPs and PAs provide care for significant numbers of patients ‒ Prescribe medicines ‒ Dedicated conferences and professional societies

16 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Strategic Fit We expect commercial business of Zembrace and Tosymra will be under our control in 4Q: same time as projected fibromyalgia topline for TNX - 102 SL ‒ With success in F307 trial, commercial business is expected to speed TNX - 102 SL launch ‒ Commercial business has potential to expand ▪ Potential for “Growth Equity” investors to fund subsequent product acquisitions ▪ Debt can be part of financing strategy for subsequent acquisitions Acquiring subsequent commercial products is easier than buying the first products ‒ Licenses, accounting, managed care relationships facilitate acquisitions Commercial sales is a viable business strategy ‒ Historically recession - proof ‒ Opportunities for new products as big pharma focuses on cell - and gene - therapies ‒ Room for innovation in evolving reimbursement market ▪ Constant evolution in Managed care, Medicare/Medicaid, specialty pharmacies, etc.

© 2023 Tonix Pharmaceuticals Holding Corp. CNS: KEY DEVELOPMENT CANDIDATES

© 2023 Tonix Pharmaceuticals Holding Corp. TNX - 102 SL* Cyclobenzaprine ( Protectic ® ) Pipeline in a Product Fibromyalgia Status: Mid - Phase 3 • One positive Phase 3 study (RELIEF) completed • Second Phase 3 study (RALLY) missed primary endpoint • Confirmatory Phase 3 study (RESILIENT) is currently enrolling • >50% enrolled Next Steps: Topline results expected 4Q 2023 Fibromyalgia - Type Long COVID Status: Phase 2 • Phase 2 study (PREVAIL) has completed enrollment of 60 patients Next Steps: Topline results expected 3Q 2023 Patents Issued *TNX - 102 SL has not been approved for any indication. A unique, sublingual formulation of cyclobenzaprine designed to optimize delivery and absorption Potent binding and antagonist activities at the serotonergic - 5 - HT2A, adrenergic - α1, histaminergic - H1, and muscarinic - M1 cholinergic receptors to facilitate restorative sleep Innovative and proprietary PROTECTIC ® Rapid drug exposure following nighttime administration Differentiators: Relative to Oral Cyclobenzaprine • Lower daytime exposure • Avoids first - pass metabolism • Reduces risk of pharmacological interference from major metabolite Relative to Standard of Care • Potential for better tolerability while maintaining efficacy • Not scheduled with no recognized abuse potential

19 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL (Sublingual Cyclobenzaprine HCl tablets*) Proprietary cyclobenzaprine HCl e utectic m ixture s tabilizes s ublingual t ablet f ormulation Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) C y cl o be n z a p r i n e - HCl (CBP - HCl) Eutectic formulation protects CBP - HCl from base and makes stable tablet with rapid absorption properties Pure CBP - HCl interacts with base and tablet disintegrates Cy c l ob en zapr ine free base Protectic Œ Eutectic formulation 1 ANGSTRO - T E C H NO L O G Y Œ Mannitol (inactive) * U.S. Patent issued May 2, 2017

20 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL Sublingual Administration* Transmucosal absorption a voids first pass hepatic metabolism * U.S. Patent issued May 2, 2017 Swallowed Oral Dose Sublingual Oral Dose

21 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 102 SL*: Fibromyalgia Cyclobenzaprine Protectic ® Sublingual Tablets CNS PORTFOLIO Fibromyalgia (FM) is a chronic pain disorder resulting from amplified sensory and pain signaling within the CNS • A fflicts an estimated 6 - 12 million adults in the U.S., approximately 90% of whom are women 1 • Symptoms include chronic widespread pain, nonrestorative sleep, fatigue, and cognitive dysfunction • Patients struggle with daily activities, have impaired quality of life, and frequently are disabled • Physicians and patients report common dissatisfaction with currently marketed products Market Entry: Fibromyalgia Additional Indications: Long COVID, PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder Status: One Positive Phase 3 study RELIEF completed 2 Second Phase 3 study RALLY missed primary endpoint Confirmatory Phase 3 study RESILIENT is currently enrolling Next Steps: Topline results expected 4Q 2023 *TNX - 102 SL has not been approved for any indication. 1 American Chronic Pain Association (www.theacpa.org, 2019) 2 Lederman et al., (2023) Arthritis Care & Research "Efficacy and Safety of TNX - 102 SL (Sublingual Cyclobenzaprine) for the Treatment of Fibromyalgia: Results From the RELIEF Trial ", doi : 10.1002/acr.25142. Epub ahead of print. PMID: 37165930. When the check engine light malfunctions, the light is on even though the car is not malfunctioning

22 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL: Phase 3 R ESILIENT Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study in fibromyalgia • U.S. sites only, expected to enroll approximately 470 patients Primary Endpoint: • Daily diary pain severity score change from baseline to Week 14 (TNX - 102 SL vs. placebo) • Weekly averages of the daily numerical rating scale scores Key Secondary Endpoints: • Fibromyalgia Impact Questionnaire - Revised (FIQ - R) Symptom Domain score • Patient Global Impression of Change responder analysis • FIQ - R Function Domain score • PROMIS Sleep Disturbance instrument • PROMIS Fatigue instrument • Weekly average of the daily diary assessment of sleep quality Placebo once - daily at bedtime 14 weeks TNX - 102 SL once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) * * Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose ClinicalTrials.gov Identifier: NCT05273749 A Phase 3 Study to Evaluate the Efficacy and Safety of TNX - 102 SL Taken Daily in Patients With Fibromyalgia (RESILIENT)

23 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 102 SL*: Fibromyalgia - Type Long COVID (PASC) Cyclobenzaprine Protectic ® Sublingual Tablets • Occurs in approximately 13% of recovered COVID - 19 patients 1 • As many as 40% of Long COVID patients experience multi - site pain, a hallmark of fibromyalgia 2,3 • Symptoms of Long COVID, like multi - site pain, fatigue and insomnia, are the hallmarks of chronic pain syndromes like fibromyalgia and myalgic encephalomyelitis/chronic fatigue syndrome (ME/CFS) • In August 2022, the HHS released the National Research Action Plan on Long COVID 4 which endorses the connection between Long COVID and chronic fatigue syndrome Market Entry : Fibromyalgia - Type Long COVID (PASC) Status: Phase 2 study PREVAIL has completed enrollment of 60 patients Next Steps: Topline results expected 3Q 2023 1 September 1, 2022 - CDC - https://www.cdc.gov/coronavirus/2019 - ncov/long - term - effects/index.html 2 Harris, H, et al. Tonix data on file. 2022 3 TriNetX Analytics *TNX - 102 SL has not been approved for any indication. CNS PORTFOLIO Additional Indications: Fibromyalgia, PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder 4 Department of Health and Human Services, Office of the Assistant Secretary for Health. 2022. National Research Action Plan on Long COVID.

24 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Fibromyalgia - Type Long COVID • Long COVID is a heterogeneous condition that displays elements of nociplastic pain in many individuals, who experience otherwise unexplained symptoms 1 - 3 Symptoms (multi - site pain, fatigue, sleep disorders and cognitive dysfunction) overlap with the key symptoms of fibromyalgia Multisite pain Memory issues Fatigue Sleep disturbances 1 Bierle et al., 2021. J Prim Care Community Health. 12:21501327211030826 2 Moghimi et al., 2021. Curr Neurol Neurosci Rep . 21(9):44 3 Thaweethai T, et al. 2023. JAMA. 2023 329(22):1934 - 1946 4 Trouvin et al., 2019. Best Pract Res Clin Rheumatol . 33(3):101415 Nociceptive pain Nociplastic pain Neuropathic pain Nociplastic pain 4 : ( new term for “Central and Peripheral Sensitization”) Pain that arises from altered nociception despite no clear evidence of tissue damage, or for disease or lesion of the somatosensory system causing the pain Central and Peripheral Sensitization

25 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL: Phase 2 PREVAIL Study Design Study c haracteristics: • Randomized, double - blind, placebo - controlle d study of TNX - 102 SL in fibromyalgia - type Long COVID • U.S. sites only, has enrolled approximately 60 patients Primary Endpoint: • Daily diary pain severity score change from baseline to Week 14 (TNX - 102 SL vs. placebo) − Weekly averages of the daily numerical rating scale scores Placebo once - daily at bedtime 14 weeks TNX - 102 SL once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) * * Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose ClinicalTrials.gov Identifier: NCT05472090 “A Phase 2 Study to Evaluate the Efficacy and Safety of TNX - 102 SL in Patients With Multi - Site Pain Associated With Post - Acute Sequelae of SARS - CoV - 2 Infection (PREVAIL)”

26 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 601 E R*: Depression Tianeptine Hemioxalate Extended - Release Tablets (39.4 mg) CNS PORTFOLIO • A novel, oral, extended - release once - daily tablet • Treatment effect of tianeptine sodium immediate release t.i.d. in depression is well - established • Tianeptine restores neuroplasticity in animal models • PPAR - β / δ and PPAR - γ agonist 1 Differentiators: Relative to tianeptine IR available ex - US: • Once daily dosing Relative to traditional antidepressants: • Unique mechanism of action – beyond neurotransmitter modulation • Tianeptine sodium IR has similar efficacy but fewer side effects than traditional antidepressants Market Entry: Major Depressive Disorder (MDD) Additional Indications: PTSD, Neurocognitive Disorder From Corticosteroids, Alzheimer’s Disease 2 Status: Phase 2 MDD study UPLIFT is currently enrolling Next Steps: Interim analysis results on first 50% of sample expected 4Q 2023 Topline results expected 1Q 2024 for target enrollment of ~300 patients 1 Sullivan G et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV 2 García - Alberca et al., 2022. J Alzheimers Dis . 88(2):707 - 720 *TNX - 601 ER has not been approved for any indication.

27 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 601 ER - Phase 2 UPLIFT* Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study in Major Depressive Disorder to evaluate monotherapy with TNX - 601 ER versus placebo • Parallel design with two arms – treatment with tianeptine hemioxalate 39.4 mg or placebo • ~30 U.S. sites only, expected to enroll approximately 300 patients • One unblinded interim analysis based on 50% of randomized participants expected 4Q’2 3 Primary Endpoint: • Mean change from baseline in the Montgomery - Åsberg Depression Rating Scale (MADRS) total score at Week 6 *ClinicalTrials.gov Identifier: NCT05686408 Abbreviations: Dx, diagnosis; ER, extended - release; F/U, follow - up; MDD, major depressive disorder; MDE, major depressive episo de; N, number

28 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 601 ER – Racemic Tianeptine – Composed of Two Isomers Racemic tianeptine : • Approved in Europe and ex - US • 1:1 mixture of 2 mirror r - image isomers 1,2 • Weak µ - o pioid receptor agonism 2 • Risk of abuse or diversion for euphoric effects 3 (S) - Tianeptine: PPAR - β / δ agonist, no opiate liability 4 • Both (S) - and (R) - tianeptine are agonists of PPAR - γ • New mechanism of action for treating depression (S) - t ianeptine (R) - tianeptine 1 Stablon. Summary of product characteristics. Les Laboratoires Servier Industrie ; 2014. 2 PubChem. Accessed November 10, 2022. https://pubchem.ncbi.nlm.nih.gov/compound/Tianeptine 3 Drug Enforcement Administration. May 2019. Accessed November 11, 2022. https://www.deadiversion.usdoj.gov/drug_chem_info/tianeptine.pdf 4 Sullivan G et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV (R) - Tianeptine (S) - Tianeptine TNX - 4300 Racemic - Tianeptine + - + µ - Opioid Receptor - + + PPAR - β / δ + + + PPAR - γ

29 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 4300*: Depression, Alzheimer’s & Parkinson’s diseases Estianeptine (Single (S) - isomer of Tianeptine) CNS PORTFOLIO • Single isomer, oral treatment • Proposed mechanism of action from lab studies indicates estianeptine is the active ingredient of TNX - 601 ER 1 • PPAR - β / δ and PPAR - γ agonist • Free of µ - opioid receptor activity • Estianeptine restores neuroplasticity in tissue culture Differentiators: Relative to racemic tianeptine IR or TNX - 601 ER: • Lack of opioid liability Relative to traditional antidepressants: • Unique mechanism of action – beyond neurotransmitter modulation • Racemic tianeptine sodium IR has similar efficacy but fewer side effects than traditional antidepressants Market Entry: Major Depressive Disorder (MDD) Additional Indications: PTSD, Neurocognitive Disorder From Corticosteroids, Alzheimer’s Disease 2 Status: Pre - clinical Next Steps: Expect IND can be supported by pre - clinical and clinical data from TNX - 601 (racemic tianeptine) development *TNX - 4300 i s in the pre - IND stage of development and has not been approved for any indication 1 Sullivan G et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV 2 García - Alberca et al., 2022. J Alzheimers Dis . 88(2):707 - 720 *TNX - 4300 has not been approved for any indication.

30 © 2023 Tonix Pharmaceuticals Holding Corp. While Monoaminergic Antidepressants Work at the Synapse, (S) - Tianeptine “Cuts in Line” to More Directly Affect Neuroplasticity 1 Depressed Decreased connectivity and neuroplasticity Tianeptine + + mRNA ( eg , BDNF 2 ) 1 Sullivan G et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV 2 BDNF=brain - derived neurotrophic factor. Monoaminergic antidepressants 1. Neurotransmitter reuptake blockade 1. Direct action at nuclear PPAR - β/δ 2. Increased synaptic signaling 3. Signal transduction 4. Downstream antidepressant effect 2. Restoration of connectivity and neuroplasticity

31 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 1900*: Migraine Intranasal Potentiated Oxytocin (OT) with Magnesium CNS PORTFOLIO • Intranasal OT has potential utility in treating migraine 1 • Magnesium is known to potentiate the binding of OT to its receptor 2,3 • One billion individuals worldwide suffer from migraines Differentiator: Novel non - CGRP antagonist approach to treatment Market Entry: Chronic Migraine Additional Indications: Acute Migraine, Craniofacial Pain, Insulin Resistance, Binge Eating Disorder Status: Phase 2 study PREVENTION is currently enrolling 4 Next Steps: Topline results expected 4Q 2023 Investigator initiated Phase 2 t rial in obesity - associated binge e ating disorder 2Q 2023 1 Tzabazis et al., 2017. Headache . 57 Suppl 2:64 - 75 2 Antoni et al., 1989. Biochem J . 257(2):611 - 4 3 Meyerowitz et al., 2022. Nat Struct Mol Biol . (3):274 - 281 4 A Phase 2 trial under an investigator - initiated IND has been completed in the U.S. using TNX - 1900 *TNX - 1900 has not been approved for any indication. CGRP = calcitonin gene - related peptide. Oxytocin receptor Oxytocin

32 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 1900: Phase 2 PREVENTION Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study (three arms – two treatment regimens and one placebo) in chronic migraine • U.S. sites only, expected to enroll approximately 150 patients • Topline results expected 4Q’23 Primary Endpoint: • M ean change in the number of migraine headache days between the 28 - day Run - In phase and the last 28 - days of the Treatment phase (TNX - 1900 vs. placebo) ClinicalTrials. gov Identifier: NCT05679908 A Study to Evaluate the Efficacy and Safety of TNX - 1900 in Patients With Chronic Migraine (PREVENTION) N = 50 N = 50 N = 50

33 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 1300*: Cocaine Intoxication Cocaine Esterase ( CocE ) Cocaine is the main cause for drug - related ED visits 1 CocE is a recombinant protein that degrades cocaine in the bloodstream • Rapidly reverses physiologic effects of cocaine • Drops plasma exposure by 90% in 2 minutes Differentiators: Rapidly metabolizes cocaine in the bloodstream; no other product currently on the market for this indication Market Entry: Cocaine Intoxication Status: Mid - Phase 2 Next Steps: Initiate new Phase 2 trial 3Q 2023 • S ingle - blind, placebo (+ usual care) controlled, randomized, potentially pivotal study • Expected to enroll approximately 60 emergency department patients at sites in the US 1 Havakuk et al., 2017. J Am Coll Cardiol . 70:101 - 113 ED = emergency department. FDA Breakthrough Therapy Designation Awarded Cooperative Agreement Grant from National Institute on Drug Abuse (NIDA) *TNX - 1300 has not been approved for any indication. CNS PORTFOLIO CocE Cocaine

© 2023 Tonix Pharmaceuticals Holding Corp. RARE DISEASE: KEY CANDIDATES

35 © 2023 Tonix Pharmaceuticals Holding Corp. RARE DISEASE PORTFOLIO Patents Issued PROFILE DEVELOPMENT PROGRAM TNX - 2900*: Hyperphagia in Prader - Willi Syndrome Intranasal Potentiated Oxytocin (OT) with Magnesium Prader - Willi Syndrome is the most common genetic cause of life - threatening childhood obesity • Rare disease occurring in 1 in 10,000 to 1 in 30,000 births Differentiator: No approved therapeutic currently on the market for hyperphagia in PWS Dangers of PWS Hyperphagia: Market Entry: Hyperphagia in Prader - Willi Syndrome Additional Indications: Rare Hyperphagia Conditions Status: Phase 2 ready Next Steps: IND submission *TNX - 2900 is in the pre - IND stage of development and has not been approved for any indication. Caretaker Burden 1 - 4 : Unhealthy behaviors around food 1 - 4 Consequences such as obesity, type 2 diabetes, cardiovascular disease 1 - 5 1 Miller et al., 2011. Am J Med Genet A . 1 55A(5):1040 - 1049 2 Butler et al., 2017. Genet Med. 19(6):635 - 642 3 Butler MG. NORD. Updated 2018. Accessed May 25, 2022. https://rarediseases.org/rare - diseases/prader - willi - syndrome/ 4 Prader - Willi Syndrome Association USA. Accessed May 25, 2022. https://www.pwsausa.org/what - is - prader - willi - syndrome/ 5 Muscogiuri et al., 2021. J Endocrinol Invest . 44(10):2057 - 2070 FDA Orphan Drug Designation

© 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY: KEY CANDIDATES

© 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1500* Next Generation ߙ - CD40 Ligand (CD40L) Antibody The CD40 - CD40L pathway is a pivotal immune system modulator and a well - established and promising treatment target First Generation: Development halted due to thromboembolic (TE) complications — blood clots — traced to Fc gamma receptor (Fc ઻ R) Prevention of Allograft Rejection Status: Phase 1 ready – IND cleared • Collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non - human primates Next Steps: Initiate Phase 1 study 3 Q 2023 SELECTIVELY MODIFIED anti - CD40L AB Ruplizumab full Fab Contains the full ruplizumab Fab and the engineered Fc region that modulates Fc γ R - binding, while preserving FcRn function. Mutated Fc γ R - binding region FcRn - binding region Fc γ R - modulated Fc region Second Generation: Eliminated the Fc ઻ R TE complication but potency and half life was reduced, limiting utility Third Generation (TNX - 1500): Re - engineered to better modulate the binding of Fc ઻ R. *TNX - 1500 has not been approved for any indication. Patents filed. Differentiators: Expected to deliver efficacy without compromising safety Autoimmune Diseases Status: Potential future indications include: Sjögren’s Syndrome, Systemic Lupus Erythematosus • These indications require large studies, but represent large target markets

38 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Third - Generation α - CD40L Engineered to Decrease Risk of Thrombosis First - generation anti - CD40L mAbs Constant fragment (Fc) domain interacted with FcγRIIA (CD32A), which suggested a mechanism for the increased risk of thrombosis. 1,2 Ruplizumab Second - generation anti - CD40L proteins Second - generation anti - CD40L proteins exhibited dramatically reduced binding to FcγRIIA 3 - 6 but had other issues, including decreased efficacy, shortened half - life, or engendering of anti - drug antibodies (ADAs). 7 - 9 Dapirolizumab Letolizumab Aglycosyl Ruplizumab Third - generation anti - CD40L mAbs * TNX - 1500 is engineered to target CD40L therapeutically while reducing FcγRIIA binding and thereby lowering the potential for thrombosis. 1 - 9 TNX - 1500 *Sanofi’s frexalimab (formerly SAR441344) and Eledon’s tegoprubart (formerly AT - 1501) also are Fc modified 1 Inwald et al., 2003. Circ Res . 92(9):1041 - 1048 2 Robles - Carrillo et al., 2010. J Immunol . 185(3):1577 - 1583 3 Shock et al., 2015. Arthritis Res Ther . 17(1):234 4 Xie et al., 2014. J Immunol . 192(9):4083 - 4092 5 Ferrant et al., 2004. Int Immunol . 16(11):1583 - 1594 6 Karnell et al., 2019. Sci Transl Med. 11(489):eaar6584 7 ClinicalTrials.gov identifier: NCT02273960. Updated July 16, 2019. Accessed June 1, 2021. https://clinicaltrials.gov/ct2/show /re sults/NCT02273960?view=results 8 Waters, 2018. Biocentury . 9 Company data Dazodalibep

39 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Other anti - CD40L Monoclonal Antibodies in Development UCB (Co - developed with Biogen) – Systemic Lupus Erythematosus (SLE) • Phase 3 Trial Currently Enrolling (NCT04294667) − Topline results expected 1H 2024 1 • Dapirolizumab pegol (pegylated Fab) Horizon (being acquired by Amgen) – Sjögren's Syndrome ( SjS ) • Two Positive Phase 2 studies reported 2,3 • Dazodalibep (tn03 fusion protein) Sanofi – Sjögren's Syndrome ( SjS ), Multiple Sclerosis (MS), Systemic Lupus Erythematosus (SLE) • Phase 2 Trial Currently Enrolling in SjS (NCT04572841) and SLE (NCT05039840) • Active Phase 2 Trial in Relapsing MS (NCT04879628) • Frexalimab , f.k.a . SAR441344 (Fc - modified) Eledon – Amyotrophic Lateral Sclerosis (ALS) and Kidney Transplant • Phase 2 Trial Completed in ALS (NCT04322149) • Phase 1/2 Trial Currently Enrolling in Kidney Transplant (NCT05027906) • T egoprubart , f.k.a . AT - 1501 (Fc - modified) 1 https://www.ucb.com/our - science/pipeline 2 https://ir.horizontherapeutics.com/news - releases/news - release - details/horizon - therapeutics - plc - announces - phase - 2 - trial - evaluatin g 3 https://ir.horizontherapeutics.com/news - releases/news - release - details/horizon - therapeutics - plc - announces - phase - 2 - trial - evaluatin g - 0 Lundbeck and AprilBio – Neurology • Phase 1 Trial Currently Enrolling in Healthy Adults (NCT05136053) • APB - A1 or Lu AG22515 (HAS fusion protein)

© 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE: KEY CANDIDATES

© 2023 Tonix Pharmaceuticals Holding Corp. TNX - 801* Recombinant Pox Vaccine (RPV) Platform Using Live Virus Technology Mpox and Smallpox Vaccine Status: Preclinical • TNX - 801 is a cloned version of horsepox 1 (without any insert) purified from cell culture Next Steps: Initiate Phase 1 Trial 1Q 2024 Vaccine for Future Emerging Infectious Diseases Example: TNX - 1850 for COVID - 19 Status: Model System *TNX - 801 is in the pre - IND stage of development and has not been approved for any indication. Patents filed. • Live virus vaccines are the most established vaccine technology ‒ Starting with Edward Jenner’s smallpox vaccine, the first vaccine, which eradicated smallpox ‒ Prevents forward transmission ‒ Effective in eliciting durable or long - term immunity • Economical to manufacture at scale ‒ Low dose because replication amplifies dose in vivo ‒ Single shot administration • Standard refrigeration required for shipping and storage 1 Noyce et al., 2018. PLoS One . 13(1):e0188453. Differentiators: TNX - 801* scHPXV (Horsepox) 212,811 bp

42 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Live Virus Vaccine Platform: Recombinant Pox Vaccine (RPV) Technology for Emerging Infectious Diseases and Oncolytics Mpox and Smallpox Future Pandemics & New Infectious Diseases COVID - 19 Biodefense Using Proven Science To Address Challenging Disease States, We Have Created A Programmable Technology Platform Aimed At Combating Future Threats To Public Health Vaccinia Horsepox ANTIGEN CODING Oncology RPV VECTOR BELIEVED SIMILAR TO EDWARD JENNER’S VACCINE 1 - 3 1 Shrick, 2017. N Engl J Med 377:1491 - 1492 2 Esparza, 2020. Vaccine . 38(30): 4773 – 4779 3 Brinkmann, 2020. Genome Biol . 21: 286

43 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Internal Development & Manufacturing Capabilities R&D Center (RDC) – Frederick, MD • Functions: ‒ Accelerated development of vaccines and antiviral drugs against COVID - 19, its variants and other infectious diseases ‒ Research advancing CNS and immunology drugs • Description: ~48,000 square feet, BSL - 2 with some areas designated BSL - 3 • Status: Operational Advanced Development Center (ADC) – North Dartmouth, MA • Function: Development and clinical scale manufacturing of biologics • Description: ~45,000 square feet, BSL - 2 • Status: Operational Commercial Manufacturing Center (CMC) – Hamilton, MT • Function : Phase 3 and Commercial scale manufacturing of biologics • Description: ~44 - acre green field site, planned BSL - 2 • Status: Planning for site enabling work in 2024 Architectural Rendering

© 2023 Tonix Pharmaceuticals Holding Corp. PRECLINICAL PIPELINE

45 © 2023 Tonix Pharmaceuticals Holding Corp. Pipeline: Key Pre - Clinical Programs Preclinical COVID - 19 (horsepox - based live virus vaccine platform) TNX - 1850 3 Preclinical COVID - 19 (bovine parainfluenza virus - based live virus vaccine) TNX - 2300 4 Preclinical COVID - 19 (zinc nanoparticle mRNA technology) TNX - 3700 5 Preclinical Filoviruses (broad spectrum antiviral) TNX - 3900 Preclinical Filoviruses (broad spectrum antiviral) TNX - 4000 Preclinical Depression ( estianeptine ) TNX - 4300 Preclinical Attention Deficit Hyperactivity Disorder (ADHD) TNX - 1610 1 Preclinical Gastric and colorectal cancers TNX - 1700 2 1 Acquired from TRImaran Pharma; license agreement with Wayne State University 2 Recombinant trefoil factor 2 (rTFF2) based protein; licensed from Columbia University 3 Live attenuated vaccine based on horsepox virus vector, expressed SARS - CoV - 2 spike protein. TNX - 1850 is based on the BA.2 varian t spike protein. 4 Live attenuated vaccine based on bovine parainfluenza (BPI) virus 5 COVID vaccine based on mRNA in zinc nanoparticle (ZNP) formulation with CD40L molecular trigger Status/Next Milestone Indication Candidates*

46 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Patents Filed TNX - 1700*: Gastric and Colorectal Cancers Recombinant Trefoil Factor 2 (rTFF2 - HSA) Fusion Protein Potential New Cancer Treatment • TNX - 1700 (rTFF2 - HSA) has effects on cancer by altering the tumor micro - environment • Mechanism of action: suppresses myeloid - derived suppressor cells and activates anti - cancer CD8+ T cells • Potential synergy with anti - PD1 or anti - PD - L1 monoclonal antibodies ( mAbs ) Preclinical Evidence for Inhibiting Growth of Cancer Cells • In an MC38 mouse model of colorectal cancer, mTNX - 1700 (murine TNX - 1700) alone inhibited tumor growth by 50%, and combination therapy with anti - PD1 inhibited tumor growth by 87% 1 • In an advanced mouse model of gastric cancer, mTNX - 1700 combination therapy with anti - PD1 inhibited tumor growth by 78% 2 • Mechanistically, the combination therapy reduced intratumoral MDSCs, profoundly increased tumor - infiltrating CD8+ T cells, and significantly reduced spontaneous metastasis 2 Market Entry: Immuno - oncology, combination therapy with PD1 blockers for gastric and colorectal cancer Status: Preclinical Next Steps: Animal studies ongoing *TNX - 1700 is in the pre - IND stage of development and has not been approved for any indication. Differentiator: No product yet identified consistently augments PD1 effects on cold tumors Licensed from Columbia University • Developing in partnership under sponsored research agreement 1 Daugherty et al., AACR Poster. 2023. MDSC - targeted TFF2 - MSA suppresses tumor growth and increases survival in anti - PD - 1 treated MC38 and CT26.wt murine colorectal cancer models. https://bit.ly/45XbGK9 2 Qian et al., AACR Poster. 2023. MDSC - targeted TFF2 - MSA synergizes with PD - 1 blockade therapy in diffuse - type gastric cancer. https://bit.ly/3qCQsku

47 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Preclinical Infectious Disease Therapeutics in Development TNX - 2300*: Live Virus Vaccine Based on Bovine Parainfluenza (BPI) Virus Market Entry: COVID - 19 Vaccine Status: Preclinical Next Steps: Animal studies with Kansas State University (KSU) to test the effect of co - expression of CD40 - ligand to stimulate T cell immunit y TNX - 3700*: Zinc Nanoparticle (ZNP) Formulation for mRNA Vaccines Market Entry: Booster for COVID - 19 Vaccines Status: Preclinical Next Steps: Research at KSU on CoV - 2 spike based vaccine in tissue culture and animals; initiate animal studies in 1H 2023 *TNX - 2300, TNX - 3700, TNX - 3900 and TNX - 4000 are in the pre - IND stage of development and have not been approved for any indication . TNX - 3900*: Host - Directed Broad - Spectrum Antiviral Market Entry: Coronaviruses and Filoviruses Status: Preclinical Next Steps: Further in - house development TNX - 4000*: Direct - Acting Broad - Spectrum Antiviral Market Entry: Coronaviruses, Retroviruses, and Filoviruses Status: Preclinical Next Steps: Further in - house development

© 2023 Tonix Pharmaceuticals Holding Corp. TONIX TEAM, NETWORK AND FUTURE OUTLOOK

49 © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1300: COCAINE INTOXICATION TNX - 1700: GASTRIC AND COLORECTAL CANCERS Key Development Partners TNX - 1500: ALLOGRAFT REJECTION TNX - 1900: MIGRAINE & OTHER INDICATIONS TNX - 801: SMALLPOX AND MONKEYPOX VACCINE TNX - 1850: COVID - 19 VACCINE TNX - 2900: PRADER - WILLI SYNDROME TNX - 3700 : COVID - 19 VACCINE (ZINC NANOPARTICLE mRNA TECHNOLOGY ) TNX - 2300 : BOVINE PARAINFLUEZNA VIRUS

50 © 2023 Tonix Pharmaceuticals Holding Corp. Milestones: Recently Completed and Upcoming Expected Clinical Trial Initiations □ 3 rd Quarter 2023 Phase 1 study start of TNX - 1500 for prevention of allograft rejection □ 3 rd Quarter 2023 Phase 2 study start of TNX - 1300 for the treatment of cocaine intoxication □ 1 st Quarter 2024 Phase 1 study start of TNX - 801 for prevention of mpox and smallpox □ 2 nd Quarter 2022 Phase 3 RESILIENT study start of TNX - 102 SL for the management of fibromyalgia □ 3rd Quarter 2022 Phase 2 PREVAIL study start of TNX - 102 SL for the treatment of fibromyalgia - type Long COVID □ 1 st Quarter 2023 Phase 2 PREVENTION study start of TNX - 1900 for the treatment of migraine □ 1st Quarter 2023 Phase 2 UPLIFT study start of TNX - 601 ER for major depressive disorder x x Expected Data □ 3 rd Quarter 2023 Topline results of Phase 2 PREVAIL study of TNX - 102 SL for fibromyalgia - type Long COVID □ 4 th Quarter 2023 Topline results of Phase 2 PREVENTION study of TNX - 1900 for chronic migraine □ 4 th Quarter 2023 Interim Analysis results of Phase 2 UPLIFT study of TNX - 601 ER for major depressive disorder □ 4 th Quarter 2023 Topline results of Phase 3 RESILIENT study of TNX - 102 SL for fibromyalgia □ 1 st Quarter 2024 Topline results of Phase 2 UPLIFT study of TNX - 601 ER for major depressive disorder* x x *For target enrollment of ~300 patients

© 2023 Tonix Pharmaceuticals Holding Corp. THANK YOU

52 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Zembrace ® IMPORTANT SAFETY INFORMATION (1 of 2) Zembrace SymTouch ( Zembrace ) can cause serious side effects, including heart attack and other heart problems, which may lead to death. Stop use and get emergency help if you have any signs of a heart attack:  D iscomfort in the center of your chest that lasts for more than a few minutes or goes away and comes back; severe tightness, pain, pressure, or heaviness in your chest, throat, neck, or jaw; pain or discomfort in your arms, back, neck, jaw or stomach ; shortness of breath with or without chest discomfort ; breaking out in a cold sweat ; nausea or vomiting ; feeling lightheaded Zembrace is not for people with risk factors for heart disease (high blood pressure or cholesterol, smoking, overweight, diabetes, family history of heart disease) unless a heart exam shows no problem. Do not use Zembrace if you have:  H istory of heart problems ; narrowing of blood vessels to your legs, arms, stomach, or kidney (peripheral vascular disease) ; uncontrolled high blood pressure ; hemiplegic or basilar migraines. If you are not sure if you have these, ask your provider.  H ad a stroke, transient ischemic attacks (TIAs), or problems with blood circulation ; severe liver problems ; taken any of the following medicines in the last 24 hours: almotriptan , eletriptan , frovatriptan , naratriptan, rizatriptan, ergotamines , dihydroergotamine ; are taking certain antidepressants, known as monoamine oxidase (MAO) - A inhibitors or it has been 2 weeks or less since you stopped taking a MAO - A inhibitor. Ask your provider for a list of these medicines if you are not sure.  A n allergy to sumatriptan or any of the components of Zembrace Tell your provider about all of your medical conditions and medicines you take, including vitamins and supplements. Zembrace can cause dizziness, weakness, or drowsiness. If so, do not drive a car, use machinery, or do anything where you need to be alert.

53 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Zembrace ® IMPORTANT SAFETY INFORMATION (2 of 2) Zembrace may cause serious side effects including: • Changes in color or sensation in your fingers and toes; sudden or severe stomach pain, stomach pain after meals, weight loss, na usea or vomiting, constipation or diarrhea, bloody diarrhea, fever; cramping and pain in your legs or hips; feeling of heaviness or t igh tness in your leg muscles; burning or aching pain in your feet or toes while resting; numbness, tingling, or weakness in your legs; cold fe eli ng or color changes in one or both legs or feet; increased blood pressure including a sudden severe increase even if you have no history of high blood pressure; medication overuse headaches from using migraine medicine for 10 or more days each month. If your headaches g et worse, call your provider. • Serotonin syndrome, a rare but serious problem that can happen in people using Zembrace , especially when used with anti - depressant medicines called SSRIs or SNRIs. Call your provider right away if you have: mental changes such as seeing things that are not th ere (hallucinations), agitation, or coma; fast heartbeat; changes in blood pressure; high body temperature; tight muscles; or tro ubl e walking. • Hives (itchy bumps); swelling of your tongue, mouth, or throat • Seizures even in people who have never had seizures before The most common side effects of Zembrace include: pain and redness at injection site; tingling or numbness in your fingers or toes; dizziness; warm, hot, burning feeling to your face (flushing); discomfort or stiffness in your neck; feeling weak, drowsy, or ti red. Tell your provider if you have any side effect that bothers you or does not go away. These are not all the possible side effe cts of Zembrace . For more information, ask your provider. This is the most important information to know about Zembrace but is not comprehensive. For more information, talk to your provider and read the Patient Information and Instructions for Use . You can also visit www.upsher - smith.com or call 1 - 888 - 650 - 3789. For full Prescribing Information, visit: https://dailymed.nlm.nih.gov/dailymed/drugInfo.cfm?setid=6e5b104f - 2b9e - 416e - 92fb - ef1bdaea867d You are encouraged to report adverse effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch or call 1 - 800 - FDA - 1088. Zembrace is a prescription medicine used to treat acute migraine headaches with or without aura in adults who have been diagnosed with migraine. Zembrace is not used to prevent migraines. It is not known if it is safe and effective in children under 18 years of age.

54 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Tosymra ® IMPORTANT SAFETY INFORMATION (1 of 2) Tosymra can cause serious side effects, including heart attack and other heart problems, which may lead to death. Stop Tosymra and get emergency medical help if you have any signs of heart attack: • D iscomfort in the center of your chest that lasts for more than a few minutes or goes away and comes back ; severe tightness, pain, pressure, or heaviness in your chest, throat, neck, or jaw ; pain or discomfort in your arms, back, neck, jaw, or stomach ; shortness of breath with or without chest discomfort; breaking out in a cold sweat ; nausea or vomiting ; feeling lightheaded Tosymra is not for people with risk factors for heart disease (high blood pressure or cholesterol, smoking, overweight, diabetes, family history of heart disease) unless a heart exam is done and shows no problem. Do not use Tosymra if you have: • H istory of heart problems ; narrowing of blood vessels to your legs, arms, stomach, or kidney (peripheral vascular disease) ; uncontrolled high blood pressure ; severe liver problems ; hemiplegic or basilar migraines. If you are not sure if you have these, ask your healthcare provider. • H ad a stroke, transient ischemic attacks (TIAs), or problems with blood circulation ; taken any of the following medicines in the last 24 hours: almotriptan , eletriptan , frovatriptan , naratriptan, rizatriptan, ergotamines , or dihydroergotamine. Ask your provider if you are not sure if your medicine is listed above • are taking certain antidepressants, known as monoamine oxidase (MAO) - A inhibitors or it has been 2 weeks or less since you stopped taking a MAO - A inhibitor . A sk your provider for a list of these medicines if you are not sure • A n allergy to sumatriptan or any ingredient in Tosymra Tell your provider about all of your medical conditions and medicines you take, including vitamins and supplements. Tosymra can cause dizziness, weakness, or drowsiness. If so, do not drive a car, use machinery, or do anything where you need to be alert.

55 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Tosymra may cause serious side effects including: • Changes in color or sensation in your fingers and toes; sudden or severe stomach pain, stomach pain after meals, weight loss, nausea or vomiting, constipation or diarrhea, bloody diarrhea, fever; cramping and pain in your legs or hips, feeling of heaviness or tightness in your leg muscles, burning or aching pain in your feet or toes while resting, numbness, tingling, or weakness in your legs, cold feeling or color changes in one or both legs or feet; increased blood pressure including a sudden severe increase even if you have no history of high blood pressure; medication overuse headaches from using migraine medicine for 10 or more days each month. If your headaches get worse, call your provider . • Serotonin syndrome, a rare but serious problem that can happen in people using Tosymra, especially when used with anti - depressant medicines called SSRIs or SNRIs. Call your provider right away if you have : mental changes such as seeing things that are not there (hallucinations), agitation, or coma; fast heartbeat; changes in blood pressure; high body temperature; tight muscles; or trouble walking. • Seizures even in people who have never had seizures before The most common side effects of Tosymra include : tingling, dizziness, feeling warm or hot, burning feeling, feeling of heaviness, feeling of pressure, flushing, feeling of tightness, numbness, application site (nasal) reactions, abnormal taste, and throat irritation. Tell your provider if you have any side effect that bothers you or does not go away. These are not all the possible side effects of Tosymra. For more information, ask your provider. This is the most important information to know about Tosymra but is not comprehensive. For more information, talk to your provider and read the Patient Information and Instructions for Use . You can also visit www.upsher - smith.com or call 1 - 888 - 650 - 3789. For full Prescribing Information, visit: https://dailymed.nlm.nih.gov/dailymed/drugInfo.cfm?setid=015a5cf9 - f246 - 48bc - b91e - cd730a53d8aa You are encouraged to report negative side effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch , or call 1 - 800 - FDA - 1088. Tosymra is a prescription medicine used to treat acute migraine headaches with or without aura in adults. Tosymra is n2ot used to treat other types of headaches such as hemiplegic or basilar migraines or cluster headaches. Tosymra is not used to prevent migraines. It is not known if Tosymra is safe and effective in children under 18 years of age. Tosymra ® IMPORTANT SAFETY INFORMATION (2 of 2)